Exhibit 10.7

PARTIAL RELEASE OF INTELLECTUAL PROPERTY SECURITY

AGREEMENT

THIS PARTIAL RELEASE OF INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Release”) is made as of June 25, 2013 (the “Effective Date”) by OBSIDIAN , LLC, a Delaware limited liability company, as the agent and collateral agent (in such capacity, the “Collateral Agent”), for the benefit of DIALOGIC CORPORATI ON, a British Columbia corporation (the “Company”), DIALOGIC INC., a Delaware corporation (the “Parent”), and each of the Subsidiaries of the Company and the Parent identified under the caption “Subsidiary Grantors” in the Security Agreement dated September 28, 2006, and as amended and restated on October 1, 2010 (individually, a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors” and, together with the Company and the Parent, the “Obligors”), with respect to certain intellectual property pledged under the Security Agreement (as defined below).

WHEREAS, pursuant to a Security Agreement dated as of September 28, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Security Agreement) in favor of the Collateral Agent, the Obligors pledged, assigned and granted to the Collateral Agent a continuing security interest in all of their right title and interest in and to the Pledged Collateral (as defined in the Security Agreement), including, without limitation, the issued patents and patent applications and applications set forth on Schedule I hereto (the “Patents”), together with the goodwill associated with such Patents, and all Proceeds of any and all of the foregoing (other than Excluded Property);

WHEREAS, the Intellectual Property Security Agreement dated as of October 5, 2007 was recorded with the Patents Division of the U.S. Patent & Trademark Office on December 23, 2008, at Reel 022024 and Frame 0274, and was supplemented by (i) that certain Supplemental Intellectual Property Security Agreement dated as of October 5, 2007, and recorded with the Patents Division of the U .S. Patent & Trademark Office on October 6, 2009, at Reel 023330 and Frame 0128, and (ii) that certain Supplemental Intellectual Property Security Agreement dated as of March 22, 2012, and recorded with the Patents Division of the U.S. Patent & Trademark Office on March 26, 2012, at Reel 027931 and Frame 0001 (collectively, the “Intellectual Property Security Agreements”);

WHEREAS, the Obligors desire to enter into a transaction or series of transactions to sell certain of their assets secured by the Security Agreement (each a “Sale”) and have requested that the Collateral Agent release its security interest in the Patents;

NOW, THEREFORE, in acknowledgement that the Patents will be sold to a third party by the Obligors pursuant to one or more Sales, the Collateral Agent hereby terminates the Security Agreement and the Intellectual Property Security Agreement insofar as it relates to the Patents, and hereby terminates, cancels, re-pledges, reassigns and releases any and all security interests it has against the Patents, together with the goodwill associated with such Patents, and all Proceeds of any and all of the foregoing, without warranty or recourse.

If and to the extent the Collateral Agent has acquired any right, title or interest to any of the Patents, it hereby assigns and transfers such rights, title or interest to the Obligors.

The Collateral Agent shall take, at the sole costs and expense of the Company, all further actions, and provide to the Obligors and each of its successors, assigns or other legal representatives, all such reasonable cooperation and reasonable assistance (including, without limitation, the execution and delivery of any and all documents or other instruments), requested by the Granter to more fully and effectively effectuate the purposes of this Release.

(Signature page follows)

IN WITNESS WHEREOF, the Collateral Agent has caused this Release to be executed and delivered as of the date first above written.

COLLATERAL AGENT:	OBSIDIAN, LLC By; Tennenbaum Capital Partners, LLC, its Sole Member /s/ David Hollander Name: David Hollander Title: Managing Partner

[Signature Page to Partial Release of lntellectual Property Security Agreement]

Schedule I

the Patents

Issued US patents and patent application

PATENT NO.	APP. NO.	FILING DATE	ISSUE DATE	TITLE
7406696	10/785501	02/24/2004	07/29/2008	SYSTEM AND METHOD
FOR PROVIDING USER
INPUT information
TO MULTIPLE
INDEPENDENT,
CONCURRENT
APPLICATIONS

5598536	08/287775	08/09/1994	01/28/1997	APPARATUS AND METHOD FOR PROVINDING REMOTE USERS WITH THE SAME UNIQUE IP ADDRESSES UPON EACH NETWORK ACCESS

5812819	08/462819	06/05/1995	09/28/1998	REMOTE ACCESS APPARATUS AND METI-IOD WHICH ALLOW DYNAMIC internet PROTOCOL (IP) ADDRESS MANAGEMENT

7885272	11/258575	10/25/2005	02/08/2011	REMOTE CONTROL OF DEVICE BY TELEPHONE OR OTHER COMMUNICATION DEVICES

PATENT NO.	APP.NO.	FILING DATE	ISSUE DATE	TITLE
8286190	12/006342	01/02/2008	10/09/2012	SYSTEM AND METHOD FOR PROVIDING USER INPUT INFORMATION TO MULTIPLE INDEPENDENT CONCURRENT APPLICATIONS

6047327	08/602985	02/16/1996	04/04/2000	SYSTEM FOR DISTRIBUTING ELECTRONIC INFORMATION TO A TARGETED GROUP OF USERS

7958442	12/151709	05/08/2008	06/07/2011	SYSTEM AND METHOD TO PERMIT LANGUAGE INDEPENDENCE FOR WEB INTERFACES

N/A	13/097531	4/29/2011	N/A	SYSTEM AND METHOD TO PERMIT LANGUAGE INDEPENDENCE FOR WEB INTERFACES

5815669	08/649208	05/17/1996	09/29/1998	METHOD OF ROUTING A DATA TRANSMISSION

6023470	08/649572	05/17/1996	02/08/2000	POINT OF PRESENCE (POP) FOR DIGITAL FACSIMILE NETWORK WITH VIRTUAL POPS USED TO COMMUNICATE WITH OTHER NETWORKS

6393515	09/478253	01/06/2000	05/21/2002	MULTI-STREAM ASSOCIATIVE MEMORY ARCHITECTURE FOR COMPUTER TELEPHONY

PATENT NO.	APP. NO.	FILING DATE	ISSUE DATE	TITLE
6034965	08/931710	09116/1997	03/07/2000	MULTI-STREAM ASSOCIATIVE MEMORY ARCHITECTURE FOR COMPUTER TELEPHONY

6141329	08/984006	12/03/1997	I0/31/2000	DUAL-CHANNEL REAL- TIME COMMUNICATION

6631132	09/411287	10/04/1999	10/07/2003	URGENT PACKET TRANSMISSION

6219395	08/931218	09/16/1997	04/17/2001	PHASE ALIGNMENT OF FRAMES IN COMPUTER TELEPHONY BUSSES

6515985	09/777799	02/06/2001	02/04/2003	CONVERGENCE OF TELEPHONE SIGNALING, VOICE ANO DATA OVER A PACKET-SWITCHED NETWORK

6278995	09/261067	03/02/1999	08/21/2001	APPARATUS AND METIIODFOR PROVIDING A BINARY RANGE TREE SEARCH

6295532	09/261061	03/02/1999	09/25/2001	APPARATUS AND METHOD FOR Classifying INFORMATION RECEIVED BY A COMMUNICATIONS SYSTEM

7310342	10/400412	03/28/2003	12/18/2007	AUTOATM-VC DETECTION FOR ATM NETWORK ACCESS DEVICES

PATENT NO.	APP.NO.	FILING DATE	ISSUE DATE	TITLE
6378017	09/112253	07/08/1998	04/23/2002	PROCESSOR INTERCONNECTION

6952407	09/906969	07/17/2001	10/04/2005	MINIMIZING LATENCY WITH CONTENT-BASED ADAPTIVE BUFFERING

6226303	09/036342	03/06/1998	05/01/2001	DTMFTONE DETECTION AND SUPPRESSION WITH APPLICATION TO COMPUTER TELEPHONY OVER PACKET SWITCHED NETWORKS

6396851	09/803675	03/09/2001	05/28/2002	DTMFTONE DETECTION AND SUPPRESSION WITH APPLICATION TO COMPUTER TELEPHONY OVER PACKET SWITCHED NETWORKS

6343086	08/926811	09/09/1997	01/29/2002	GLOBAL PACKET- SWITCHED COMPUTER NETWORK TELEPHONY SERVER

7155385	10/146742	05/16/2002	12/26/2006	AUTOMATIC GAIN CONTROL FOR ADJUSTING GAIN DURING NON-SPEECH PORTIONS

6757259	09/372884	08/12/1999	06/29/2004	CONTROL OF INTERNET BASED VIDEO CONFERENCING

PATENT NO.	APP.NO.	FILING DATE	ISSUE DATE	TITLE
7417982	10/717438	11119/2003	08/26/2008	HYBRIDSWITCHING ARCHITECTURE HAVING DYNAMICALLY ASSIGNED SWITCHING MODELS FOR CONVERGED SERVICES PLATFORM

7113580	10/780503	02/ 17/2004	09/26/2006	METHOD AND APPARATUS FOR PERFORMING CONFERENC ING SERVICES AND ECHO SUPPRESSION

6920143	09/267178	03/12/1999	07/ 19/2005	COMPUTER TELEPHONY SYSTEM USING MULTIPLE HARDWARE PLATFORMS TO PROVIDE TELEPHONY SERVICES

7149287	10/346549	01/17/2003	12/12/2006	UNIVERSAL VOICE BROWSER FRAMEWORK

5459781	08/180883	01112/1994	10/17/1995	SELECTIVELY ACTIVATED DUAL TONE MULTI- FREQUENCY DETECTOR

5825854	08/787319	01/24/1997	10/20/1998	TELEPHONE ACCESS SYSTEM FOR ACCESSING A COMPUTER THROUGH A TELEPHONE HANDSET

PATENT NO.	APP. NO.	FILING DATE	ISSUE DATE	TITLE
6542584	09/144186	08/31/1998	04/01/2003	DIGITAL TELEPHONE SYSTEM WITH AUTOMATIC VOICE MAIL REDIRECTION

6438224	091190978	11/12/1998	08/20/2002	TONE DETECTION

7298830	09/798377	03/02/2001	11/20/2007	TELEPHONE AND WIRELESS ACCESS TO COMPUTER NETWORK- BASED AUDIO

7174006	09/883757	06/18/2001	02/06/2007	METHOD AND SYSTEM OF VOICEXML INTERPRETING

6829335	09/965903	09/28/2001	12/07/2004	CALL HANDLING FOR MULTIPLE USERS OF AN AUTOMATED ATTENDANT

7095827	10/215922	08/09/2002	08/22/2006	BROADCASTING AND CONFERENCING IN A DISTRIBUTED ENVIRONMENT

Issued foreign patents and patent applications

PATENT NO.	APP.NO.	FILING DATE	PUBLICATION DATE	TITLE
CA2197218	CA2197218	07/14/1995	2/22/1996	APPARATUS AND METHOD FOR PROVINDING REMOTE USERS WITH THE SAME UNIQUE IP ADDRESSES UPON EACH NETWORK ACCESS

FR077541 l	EP1995926294	07/14/1995	11/21/2001	APPARATUS AND METHOD FOR PROVIDING REMOTE USERS WITH

THE SAME UNIQUE IP ADDRESSES UPON EACH NETWORK ACCESS

DE0775411	EP1995926294	07/14/1995	11121/2001	APPARATUS AND METHOD FOR PROVINDING REMOTE USERS WITH THE SAME UNIQUE IP ADDRESSES UPON EACH NETWORK ACCESS

UK0775411	EP1995926294	07/14/1995	11/21/2001	APPARATUS AND METHOD FOR PROVINDING REMOTE USERS WITH THE SAME UNIQUE IP ADDRESSES UPON EACH NETWORK ACCESS

CA2223434	CA2223434	04/04/1996	2/20/2001	REMOTE ACCESS APPARATUS AND METHOD WHICH ALLOW DYNAMIC INTERNET PROTOCOL (IP) ADDRESS MANAGEMENT

N/A	CA2627026	10/24/2006	05/03/2007	REMOTE CONTROL OF DEVICE BY TELEPHONE OR OTHER COMMUNICATION DEVICES

NIA	EP1989866	10/24/2006	11/12/2008	REMOTE CONTROL OF DEVICE BY TELEPHONE OR OTHER COMMUNICATION DEVICES

NI-190314	90119270	08/07/2001	04/21/2003	CONVERGENCE OF TELEPHONE SJGNALING, VOICE AND DATA OVER A

PACKET-SWITCHED NETWORK

N/A	EP1124387	02/07/2001	08/ 16/2001	CONVERGENCE OF TELEPHONE SIGNALING, VOICE AND DATA OVER A PACKET-SWITCHED NETWORK

CA2334472	CA2334472	02/07/2001	10/26/2010	CONVERGENCE OF TELEPHONE SIGNALING, VOICE ANDDATAOVERA PACKET-SWITCHED NETWORK

SG90926	200204704-1	02/08/2001	09/30/2004	CONVERGENCE OF TELEPHONE SIGNALING, VOICE AND DATA OVER A PACKET-SWITCHED NETWORK